SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                -----------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):     December 4, 2002

                     TRANSPORT CORPORATION OF AMERICA, INC.
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               (Exact Name of Registrant as Specified in Charter)

          MINNESOTA                   0-24908                    41-1386925
          ---------                   -------                    ----------
(State or Other Jurisdiction     (Commission File No.)          (IRS Employer
      of Incorporation)                                      Identification No.)

                             1715 YANKEE DOODLE ROAD
                             -----------------------
                                 EAGAN, MN 55121
                                 ---------------
                     (Address of Principal Executive Offices

                                 (651) 686-2500
                                 --------------
              (Registrant's telephone number, including area code)

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     ITEM    7. FINANCIAL STATEMENTS AND EXHIBITS

                (c) Exhibits

                    99.1 Investor Presentation Materials, Part I, dated
                         December 4, 2002

                    99.2 Investor Presentation Materials, Part II, dated
                         December 4, 2002

     ITEM    9. REGULATION FD DISCLOSURE.

 On December 4 and 5, 2002, representatives of Transport Corporation of America, Inc. intend to present to certain investors the business, financial, and operational information contained in the documents attached as Exhibits 99.1 and 99.2 to this Form 8-K. The contents of these Exhibits are incorporated by reference into this Item 9.

 The furnishing of these Exhibits is not intended to, and does not, constitute a determination or admission by Transport America that such furnishing is required by Regulation FD, that the information they contain includes material investor information that is not otherwise publicly available, that the information they contain is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Transport America. Transport America disclaims any intention or obligation to update or revise this information.

 The information contained in this Form 8-K (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 9 and shall not be deemed to be" filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor deemed incorporated by reference in any filing of Transport America under the Securities Act of 1933, as amended, or the Exchange Act, unless it is specifically identified therein as being incorporated therein by reference.

 Statements contained in this Form 8-K (including Exhibits 99.1 and 99.2) which are not historical or current facts are forward-looking statements made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results and those presently anticipated or projected. Transport America wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The following important factors, among other things, in some cases have affected and in the future could affect Transport America's actual results and could cause Transport America's actual financial performance to differ materially from that expressed in any forward-looking statement: (1) the highly competitive conditions that currently exist in Transport America's market and Transport America's ability to compete, (2) Transport America's ability to recruit, train, and retain qualified drivers, (3) increases in fuel prices, and Transport America's ability to recover these costs from its customers, (4) changes in governmental regulations applicable to Transport America's operations, (5) adverse weather conditions, (6) accidents, (7) the market for used revenue equipment, (8) changes in interest rates, (9) cost of liability insurance coverage, and (10) downturns in general economic conditions affecting Transport America and its customers. The foregoing list should not be construed as exhaustive, and Transport America disclaims any obligation subsequently to revise or update any previously made forward-looking statements. Unanticipated events are likely to occur.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     TRANSPORT CORPORATION OF AMERICA, INC.

Date: December 4, 2002   By: /s/ Keith R. Klein
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                             Keith R. Klein
                             Chief Financial Officer & Chief Information Officer